SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the recommendation of the Nominating and Corporate Governance Committee, on January 15, 2014, the Board of Directors of HopFed Bancorp, Inc. (“HFBC”) elected Richard H. Perkins, age 61, as a director, to serve until HFBC’s 2015 Annual Meeting of Stockholders.

Mr. Perkins graduated from Western Kentucky University with a business degree and later from the Stonier Graduate School of Banking.

Mr. Perkins began his career with the Federal Deposit Insurance Corporation (“FDIC”) as a field bank examiner, later serving as field supervisor in western Kentucky and southern Illinois. In 2013, Mr. Perkins joined Professional Bank Services as a part time consultant.

Mr. Perkins will be a member of HFBC’s Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: January 22, 2014	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive Officer